UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               -------------------


                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 8, 2006


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                             VIASYS HEALTHCARE INC.
             (Exact Name of Registrant as Specified in Its Charter)




             Delaware                  001-16121           04-3505871
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  (State or Other Jurisdiction of     (Commission       (I.R.S. Employer
          Incorporation)               File Number)    Identification No.)


227 Washington Street, Suite 200
Conshohocken, Pennsylvania                                  19428
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(Address of Principal Executive Offices)                  (Zip Code)

                          (610) 862-0800 (Registrant's
                     telephone number, including area code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02. Results of Operations and Financial Condition

         On August 8, 2006, VIASYS Healthcare Inc. (the "Company") issued a press release (the "Press Release") announcing its financial results for the three and six months ended July 1, 2006. A copy of the press release is furnished herewith as Exhibit 99.1.

            In the Press Release, the Company announced its operating income from continuing operations, net income from continuing operations and diluted earnings per share from continuing operations in accordance with generally accepted accounting principles ("GAAP") and on a non-GAAP basis (a "non-GAAP financial measure"). A "non-GAAP financial measure" is defined as a numerical measure of a company's financial performance, financial position or cash flows that excludes (or includes) amounts that are included in (or excluded from) the most directly comparable measure calculated and presented in accordance with GAAP in the Company's financial statements. Management does not intend the presentation of non-GAAP financial measures to be considered in isolation or as a substitute for results prepared in accordance with GAAP. Management of the Company believes that the non-GAAP financial measures of operating income from continuing operations, net income from continuing operations and diluted earnings per share from continuing operations provide investors with an understanding of the Company's core operations from period to period on a comparable basis by eliminating stock-compensation expense recorded as a result of the adoption of a new accounting pronouncement, by eliminating certain restructuring charges, by eliminating acquisition related costs and by eliminating certain fees related to a terminated transaction. Furthermore, in preparing operating plans and forecasts, management relies, in part, on trends in the Company's historical results, exclusive of these items.

         The information in this Item 2.02 of this Current Report on Form 8-K is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 5.02  Departure of Directors or Principal Officers;
           Election of Directors; Appointment of Principal Officers

         The Company is currently recruiting a President who will become the Chief Executive Officer of the Company. The timing of when the President will also become the Chief Executive Officer of the Company will be determined by the Board of Directors of the Company based on the qualifications of the applicant. Information with respect to the matters described in this Item 5.02 is set forth in the sixteenth full paragraph (not including tables) of the Press Release, which paragraph shall be deemed filed for purposes of Section 18 of the Exchange Act and is hereby incorporated by reference into this Item 5.02.

Item 9.01.        Financial Statements and Exhibits

(c) Exhibits:

Exhibit No     Description
----------     -----------
     99.1*     Press Release dated August 8, 2006 issued
               by VIASYS Healthcare Inc.

* Exhibit 99.1 is being furnished and shall not be deemed filed for purposes of
Section 18 of the Exchange Act, except that the sixteenth full paragraph (not including tables) of the Press Release, which paragraph relates to Company's succession plan, is intended to be deemed filed rather than furnished, pursuant to Instruction B.2 of Form 8-K.


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



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                        VIASYS HEALTHCARE INC.
                        (Registrant)
Date: August 8, 2006

                        By:    /s/  Martin P. Galvan
                               ---------------------------------------------
                              Name:  Martin P. Galvan
                              Title: Executive Vice President,
                                     Chief Financial Officer and Investor
                                     Relations



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



                                  EXHIBIT INDEX


  Exhibit No.              Description
  ----------               -----------
       99.1                Press Release dated August 8, 2006 issued
                           by VIASYS Healthcare Inc.



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